Rule 497(e)

Registration Nos. 333-176976 and 811-22245

FIRST TRUST EXCHANGE-TRADED FUND III

FIRST TRUST INSTITUTIONAL PREFERRED SECURITIES AND INCOME ETF
(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS
DATED AUGUST 14, 2017

DATED SEPTEMBER 29, 2017

Notwithstanding anything to the contrary in the Fund’s Prospectus, the disclosure contained in “Disclosure of Portfolio Holdings” is revised in its entirety and replaced with the following:

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is included in the Fund’s SAI, which is available on the Fund’s website at www.ftportfolios.com.

PLEASE KEEP THIS SUPPLEMENT WITH THE FUND’S
PROSPECTUS FOR FUTURE REFERENCE